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                                                                    Exhibit 99.1


GA FINANCIAL ANNOUNCES FIRST QUARTER 2004 EARNINGS
--------------------------------------------------

PITTSBURGH, April 30/PRNewswire-FirstCall/--GA Financial, Inc. (AMEX: GAF-News; the "Company"), the parent company of Great American Federal, today announced first quarter net income of $1.4 million or $0.29 per share (diluted) for the three-month period ended March 31, 2004, compared to net income of $1.7 million or $0.35 per share (diluted) for the three-month period ended March 31, 2003. During the first quarter of 2004, the Company incurred before tax merger related expenses of approximately $133,000 in connection with the definitive agreement to merge GA Financial, Inc. and Great American Federal with First Commonwealth Financial Corporation and First Commonwealth Bank, respectively.

In reviewing the Company's financial performance, Chairman and Chief Executive Officer John M. Kish stated, "We are pleased with the solid earnings for the quarter. We are encouraged by the continued growth in our commercial and residential loan portfolios as well as improvement in our interest rate spread and net interest margin. Our attention to growing customer relationships also remains strong. In addition, we are focused on completing our merger with First Commonwealth Financial Corporation. As previously announced, the special shareholders meeting to vote on the merger is scheduled for May 24, 2004."

GA Financial and First Commonwealth have filed a definitive proxy statement/prospectus and other documents concerning the proposed merger transaction with the Securities and Exchange Commission ("SEC"). GA Financial has mailed the proxy statement/prospectus to its shareholders in connection with the special meeting of shareholders to be called to consider the merger. BEFORE MAKING ANY DECISION REGARDING THE MERGER, SHAREHOLDERS OF GA FINANCIAL ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. You can obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Commonwealth and GA Financial, at the SEC's website (http://www.sec.gov). Copies of the proxy statement/prospectus and the SEC filings that have been incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to the Corporate Secretary of First Commonwealth, First Commonwealth Financial
Corporation, Old Courthouse Square, 22 North Sixth Street, P.O. Box 400, Indiana, PA 15701-0400, (724) 349-7220, or to the Corporate Secretary of GA Financial, Inc., 4750 Clairton Boulevard, Pittsburgh, PA 15236, (412) 882-9946.

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GA  Financial  and its  directors  and  executive  officers  may be deemed to be participants in the solicitation of proxies from the shareholders of GA Financial in connection with the merger. Information about the directors and executive officers of GA Financial and their ownership of GA Financial common stock is set forth in GA Financial's Form 10-K for the year ended December 31, 2003, as filed with the SEC. Additional information about the interests of these participants is contained in the definitive proxy statement/prospectus relating to the proposed merger. You can obtain free copies of this information using the GA Financial contact information set forth above.

The Company, with total assets of $904.1 million, is the parent company of Great American Federal, the Whitehall, PA based community bank, which has served Pittsburgh area customers for over 85 years. Great American Federal operates 12 branch offices throughout Allegheny County offering a broad array of commercial banking, retail banking, and wealth management products and services. More information about the Company and Great American Federal can be found at www.greatamericanfederal.com.

STATEMENTS CONTAINED IN THIS NEWS RELEASE, WHICH ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED DUE TO A NUMBER OF FACTORS, WHICH INCLUDE, BUT ARE NOT LIMITED TO, FACTORS DISCUSSED IN DOCUMENTS FILED BY THE COMPANY WITH THE SEC FROM TIME TO TIME SUBJECT TO APPLICABLE LAWS AND REGULATIONS. THE COMPANY DOES NOT UNDERTAKE AND SPECIFICALLY DISCLAIMS ANY OBLIGATION TO PUBLICLY RELEASE THE RESULTS OF ANY REVISIONS, WHICH MAY BE MADE TO ANY FORWARD-LOOKING STATEMENTS OR TO REFLECT THE OCCURRENCE OF ANTICIPATED OR UNANTICIPATED EVENTS.




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

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)                                                   NEWS RELEASE

GA FINANCIAL, INC.


                                                                                                         MARCH 31,    DECEMBER 31,
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                                            2004          2003
----------------------------------------------------------------------------------------------------------------------------------

ASSETS
     Cash (including interest-bearing deposits of $10,620 and $12,850)...............................  $  15,659     $  17,281
     Available for sale securities, at fair value....................................................    307,711       302,715
     Held to maturity securities, at cost (fair value of $2,013 and $3,043)..........................      1,998         2,994
----------------------------------------------------------------------------------------------------------------------------------
          Total securities...........................................................................    309,709       305,709
     Loans (net of deferred fees of $21 and $6)......................................................    533,323       523,813
     Allowance for loan losses.......................................................................     (4,866)       (4,672)
----------------------------------------------------------------------------------------------------------------------------------
          Net loans..................................................................................    528,457       519,141
     Accrued interest receivable on securities.......................................................      1,974         1,740
     Accrued interest receivable on loans............................................................      2,149         2,152
     Federal Home Loan Bank stock....................................................................     15,121        14,833
     Premises and equipment, net ....................................................................      6,393         6,592
     Foreclosed assets...............................................................................        480           131
     Securities sold, not settled....................................................................        186           254
     Prepaid expenses and other assets...............................................................     23,926        22,441
----------------------------------------------------------------------------------------------------------------------------------
          Total assets...............................................................................  $ 904,054     $ 890,274
==================================================================================================================================

LIABILITIES
     Noninterest-bearing deposits....................................................................  $  37,656     $  34,312
     Interest-bearing deposits.......................................................................    490,573       500,745
----------------------------------------------------------------------------------------------------------------------------------
          Total deposits.............................................................................    528,229       535,057
     Borrowed funds..................................................................................    265,850       250,725
     Advances from customers for taxes, insurance, and other.........................................      3,023         3,467
     Accrued interest payable........................................................................      2,916         1,753
     Other liabilities...............................................................................      6,562         3,530
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          Total liabilities..........................................................................    806,580       794,532
----------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
     Preferred stock ($0.01 par value); 1,000,000 shares authorized; 0 shares issued.................       -             -
     Common stock ($0.01 par value); 23,000,000 shares authorized; 8,900,000 shares issued...........         89            89
     Additional paid-in capital......................................................................     87,674        87,746
     Retained earnings, substantially restricted.....................................................     72,630        73,120
     Accumulated other comprehensive income, net of tax..............................................      4,495         3,217
     Unearned employee stock ownership plan (ESOP) shares.......... .................................     (2,050)       (2,050)
     Unearned stock-based compensation plan (SCP) shares.............................................       (519)         (395)
     Treasury stock, at cost (3,853,033 shares and 3,920,773 shares).................................    (64,845)      (65,985)
----------------------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity.................................................................     97,474        95,742
----------------------------------------------------------------------------------------------------------------------------------
          Total liabilities and shareholders' equity.................................................  $ 904,054     $ 890,274
----------------------------------------------------------------------------------------------------------------------------------


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

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)                                     NEWS RELEASE
GA FINANCIAL, INC.



                                                                                                    THREE MONTHS ENDED MARCH 31,
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                                         2004             2003
----------------------------------------------------------------------------------------------------------------------------------

INTEREST INCOME
     Loans...........................................................................................   $ 7,894       $   7,927
     Securities:
         Taxable interest............................................................................     2,598           3,055
         Nontaxable interest.........................................................................       553             633
         Dividends...................................................................................       173             239
     Interest-bearing deposits.......................................................................        17              78
-----------------------------------------------------------------------------------------------------------------------------------
         Total interest income.......................................................................    11,235          11,932
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
     Interest-bearing deposits.......................................................................     2,705           3,665
     Borrowed funds..................................................................................     2,593           2,592
     Other...........................................................................................       -                 9
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         Total interest expense......................................................................     5,298           6,266
-----------------------------------------------------------------------------------------------------------------------------------
         Net interest income.........................................................................     5,937           5,666
     Provision for loan losses.......................................................................       434             378
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         Net interest income after provision for loan losses.........................................     5,503           5,288
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NONINTEREST INCOME
     Service fees....................................................................................       596             551
     Net gain on sales of available for sale securities..............................................       355             403
     Net gain on held for trading securities.........................................................       -                 2
     Gain on sales of education loans held for sale..................................................       -               123
     Earnings on bank owned life insurance...........................................................       198             148
     Other...........................................................................................        98              74
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         Total noninterest income....................................................................     1,247           1,301
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NONINTEREST EXPENSE
     Compensation and employee benefits..............................................................     2,511           2,314
     Occupancy.......................................................................................       440             438
     Furniture and equipment.........................................................................       453             408
     Marketing.......................................................................................       121             109
     Deposit insurance premiums......................................................................        21              22
     Merger related..................................................................................       133             -
     Other...........................................................................................     1,067           1,012
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         Total noninterest expense...................................................................     4,746           4,303
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         Income before provision for income taxes....................................................     2,004           2,286
     Provision for income taxes......................................................................       558             549
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         Net income..................................................................................   $ 1,446       $   1,737
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OTHER COMPREHENSIVE INCOME
     Unrealized holding gains (losses) on available for sale securities, net of tax..................   $ 1,497       $    (209)
     Reclassification adjustment for net gains included in net income................................      (219)           (235)
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         Other comprehensive income (loss)...........................................................     1,278            (444)
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         Comprehensive income........................................................................   $ 2,724       $   1,293
===================================================================================================================================

EARNINGS PER SHARE
Basic................................................................................................   $  0.30       $    0.36
Diluted..............................................................................................      0.29            0.35

AVERAGE SHARES OUTSTANDING
Basic................................................................................................ 4,800,365       4,830,752
Diluted.............................................................................................. 4,985,727       5,017,157
===================================================================================================================================





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


SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)                                                  NEWS RELEASE

GA FINANCIAL, INC.



                                                                                                         MARCH 31,    DECEMBER 31,
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                                            2004          2003
----------------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL CONDITION DATA (AT END OF PERIOD)

     Assets..........................................................................................  $  904,054    $  890,274
     Securities......................................................................................     309,709       305,709
         Available for sale securities, at fair value................................................     307,711       302,715
         Held to maturity securities, at cost........................................................       1,998         2,994
     Loans...........................................................................................     533,323       523,813
         Residential.................................................................................     213,784       208,536
         Multi-family................................................................................      21,621        20,421
         Commercial real estate......................................................................     133,899       121,426
         Commerical and residential construction and development.....................................      42,875        53,452
         Consumer ...................................................................................      87,437        87,950
         Commercial business.........................................................................      33,728        32,034
         Net deferred fees...........................................................................         (21)           (6)
     Allowance for loan losses.......................................................................      (4,866)       (4,672)
     Net loans.......................................................................................     528,457       519,141
     Deposits........................................................................................     528,229       535,057
         Noninterest-bearing checking accounts.......................................................      37,656        34,312
         Interest-bearing checking accounts..........................................................      36,319        37,478
         Money market deposit accounts...............................................................     114,507       116,021
         Savings account.............................................................................     127,376       128,399
         Certificates of deposit.....................................................................     212,371       218,847
    Borrowed funds...................................................................................     265,850       250,725
    Shareholders' equity.............................................................................  $   97,474    $   95,742

==================================================================================================================================

SELECTED FINANCIAL HIGHLIGHTS (AT END OF PERIOD)
     Loans-to-deposits...............................................................................      100.96 %       97.90 %
     Nonperforming loans.............................................................................  $      816    $    1,084
     Nonperforming assets............................................................................  $    1,296    $    1,215
     Nonperforming loans to loans....................................................................        0.15 %        0.21 %
     Nonperforming assets to assets..................................................................        0.14 %        0.14 %
     Allowance for loan losses to loans..............................................................        0.91 %        0.89 %
     Allowance for loan losses to nonperforming assets...............................................      375.46 %      384.53 %
     Shareholders' equity to assets..................................................................       10.78 %       10.75 %
     Stock price per share...........................................................................  $    35.05    $    34.73
     Book value per share............................................................................  $    19.31    $    19.23
     Stock price to book value.......................................................................      181.51 %      180.60 %
     Shares outstanding..............................................................................   5,046,967     4,979,227
==================================================================================================================================


                                                                                                      THREE MONTHS ENDED MARCH 31,
 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                                         2004              2003
----------------------------------------------------------------------------------------------------------------------------------

SELECTED FINANCIAL HIGHLIGHTS (For the period ended)

     Earnings per share - basic......................................................................  $     0.30    $     0.36
     Earnings per share - diluted....................................................................  $     0.29    $     0.35
     Average shares outstanding - basic..............................................................   4,800,365     4,830,752
     Average shares outstanding - diluted............................................................   4,985,727     5,017,157
     Cash dividends paid per share...................................................................  $     0.20    $     0.20
     Cash dividends declared per share...............................................................  $     0.20    $     -
     Return on average assets........................................................................        0.65 %        0.80 %
     Return on average equity........................................................................        5.92 %        6.94 %
     Interest rate spread............................................................................        2.60 %        2.47 %
     Net interest margin.............................................................................        2.94 %        2.91 %
=================================================================================================================================
